SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 14, 2004

                         NMS Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                    (State of Incorporation or Organization)

             0-23282                                 04-2814586
     (Commission File Number)            (I.R.S. Employer Identification No.)

             100 Crossing Boulevard, Framingham, Massachusetts 01702
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 271-1000
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS.

         Exhibit
         Number       Title
         ------       -----

           99.1 Press release issued NMS Communications Corporation on July 14, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.


ITEM 12. REGULATION FD DISCLOSURE

     On July 14, 2004, NMS Communications Corporation (the "Registrant") issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of said press release of the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference to its entirety.

     The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                       NMS COMMUNICATIONS CORPORATION

July 14, 2004          By:    /s/ ROBERT P. SCHECHTER
                              ==================================================
                              Name: Robert P. Schechter
                              Title: President, Chief Executive
                              Officer and Chairman of the Board of Directors

July 14, 2004          By:    /s/ WILLIAM B. GERRAUGHTY, JR.
                              ==================================================
                              Name: William B. Gerraughty, Jr.
                              Title: Senior Vice President of Finance,
                              Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit
Number       Description                                Sequential Page Number
-------      -----------                                ----------------------

99.1         The Registrant's Press Release                      4
             dated July 14, 2004.